UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 15, 2016 (April 11, 2016)
Date of Report (Date of earliest event reported)

Commission	Exact name of registrant as specified in its charter;	IRS Employer
File Number	State or other jurisdiction of incorporation or organization	Identification No.

000-00508	SIERRA PACIFIC POWER COMPANY	88-0044418
(A Nevada Corporation)
6100 Neil Road
Reno, Nevada 89511
775-834-4011

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On April 15, 2016, Sierra Pacific Power Company (the “Company”), a wholly-owned subsidiary of NV Energy, Inc., an indirect wholly-owned subsidiary of Berkshire Hathaway Energy Company, issued and sold $400 million of its 2.60% General and Refunding Mortgage Notes, Series U, due 2026 (the “Series U Notes”) pursuant to a Purchase Agreement dated April 11, 2016 between the Company and representatives of the purchasers. The sale was exempt from the registration requirements under the U.S. Securities Act of 1933, as amended.

The Company will pay interest on the Series U Notes on May 1 and November 1 of each year, beginning on November 1, 2016. The Series U Notes, which were issued and sold pursuant to the General and Refunding Mortgage Indenture, dated as of May 1, 2001, as amended and supplemented to the date hereof (the ‘‘G&R Indenture’’), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, will mature on May 1, 2026. The Company intends to use the net proceeds from the sale of the Series U Notes, together with available cash, to pay at maturity its $450 million 6.00% General and Refunding Mortgage Notes, Series M, which mature on May 15, 2016.

At any time prior to February 1, 2026, the Company may redeem the Series U Notes at its option, either in whole or in part at a redemption price equal to the greater of (1) 100% of the principal amount of the Series U Notes being redeemed and (2) a ‘‘make-whole’’ amount plus, in each case, accrued and unpaid interest thereon to, but excluding, the date of redemption. At any time on or after February 1, 2026, the Company may redeem the Series U Notes at its option, either in whole or in part, at a redemption price equal to 100% of the principal amount of the Series U Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

The foregoing discussion of the Series U Notes is qualified in its entirety by reference to the Officer’s Certificate establishing the terms of the Series U Notes under the G&R Indenture, a copy of which is attached hereto as Exhibit 4.1 and incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Officer’s Certificate establishing the terms of Sierra Pacific Power Company’s 2.60% General and Refunding Mortgage Notes, Series U, due 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIERRA PACIFIC POWER COMPANY
(Registrant)

Date: April 15, 2016	/s/ E. Kevin Bethel
E. Kevin Bethel
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Officer’s Certificate establishing the terms of Sierra Pacific Power Company’s 2.60% General and Refunding Mortgage Notes, Series U, due 2026

4